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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                         August 8, 2006 (August 7, 2006)


                               -------------------

                         OMRIX BIOPHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                              000-51905 52-2147005
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             (Commission File No.) (IRS Employer Identification No.)


630 FIFTH AVENUE, 22ND FLOOR, NEW YORK, NY                               10111
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 (Address of principal executive offices)                             (Zip Code)


                                 (212) 887-6500
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              (Registrant's telephone number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         On August 7, 2006, the registrant announced the appointment of Larry Ellberger to the Board of Directors of Omrix Biopharmaceuticals, Inc. (the "Company"). A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

EXHIBIT NUMBER                               DESCRIPTION
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Exhibit 99.1               Omrix Biopharmaceuticals, Inc.'s press release, dated
                           August 7, 2006, announcing the Company's appointment of Larry Ellberger to the Board of Directors.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       OMRIX BIOPHARMACEUTICALS, INC.

DATE: August 8, 2006                   BY: /s/ Michael Burshtine
                                           ---------------------
                                           NAME:  Michael Burshtine
                                           TITLE: Senior Vice President and
                                                  Chief Financial Officer
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                                  EXHIBIT INDEX

EXHIBIT NUMBER                               DESCRIPTION
--------------                               -----------

Exhibit 99.1 Omrix Biopharmaceuticals, Inc.'s press release, dated August 7, 2006, announcing the Company's appointment of Larry Ellberger to the Board of Directors.